UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2024 (May 2, 2024)

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road, Somerset, New Jersey 08873

(Address of Registrant’s Principal Executive Offices) (Zip Code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on February 5, 2024, Catalent, Inc., a Delaware corporation (“Catalent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Creek Parent, Inc. (“Parent”), a Delaware corporation and a wholly owned subsidiary of Novo Holdings A/S (“Novo Holdings”), and Creek Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein and in accordance with the General Corporation Law of the State of Delaware, Merger Sub will be merged with and into Catalent (the “Merger”), with Catalent surviving the Merger as a wholly owned subsidiary of Parent.

On May 2, 2024, Catalent and the Novo Nordisk Foundation (as the ultimate parent entity of Novo Holdings and Novo Nordisk A/S) each received a request for additional information and documentary materials (the “Second Request”) from the United States Federal Trade Commission (“FTC”) in connection with the Merger. The Second Request was issued under the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”). The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after Catalent and the Novo Nordisk Foundation have substantially complied with the request, unless that period is extended voluntarily by the parties or terminated sooner by the FTC.

Catalent and the Novo Nordisk Foundation are in the process of gathering information and documentary materials responsive to the Second Request and intend to continue to cooperate with the FTC in an effort to obtain antitrust regulatory clearance for the Merger as expeditiously as possible. The Merger remains subject to the expiration or termination of the waiting period under the HSR Act, approvals, clearances, and expirations or terminations of any applicable waiting periods under applicable antitrust and foreign investment regimes in certain non-U.S. jurisdictions, as well as other customary closing conditions. Catalent and Novo Holdings expect to close the Merger towards the end of calendar year 2024.

Use of Forward-Looking Statements

This Form 8-K, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the Merger, including financial estimates and statements as to the expected timing, completion and effects of the Merger. These forward-looking statements are based on Catalent’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Catalent, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Merger on anticipated terms and timing, including obtaining required Catalent stockholder approval and antitrust and other regulatory approvals and clearances, and the satisfaction of other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted by or against Catalent, Novo Holdings or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm Catalent’s business, including current plans and operations; (iv) the ability of Catalent to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the Merger; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Catalent’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the Merger that may impact Catalent’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Catalent’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the Merger; (xii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring Catalent to pay a termination fee or other expenses; (xiv) competitive responses to the Merger; (xv) Catalent’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Catalent’s business, including those set forth in Catalent’s most recent Annual Report on Form 10-K and Catalent’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Catalent with the Securities and Exchange Commission (“SEC”); and (xvii) the risks and uncertainties that are described in the definitive proxy statement filed with the SEC on April 15, 2024 (the “Proxy Statement”). These risks, as well as other risks associated with the Merger, are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement is, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, actions of governmental authorities, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Catalent’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Catalent does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Information and Where to Find It

In connection with the Merger, Catalent has filed with the SEC the Proxy Statement. Catalent may also file other documents with the SEC regarding the proposed Merger. This Form 8-K is not a substitute for the Proxy Statement or any other document that Catalent may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by Catalent through the website maintained by the SEC at www.sec.gov, Catalent’s website at www.catalent.com or by contacting Catalent’s Investor Relations Team at:

Catalent, Inc., Investor Relations

14 Schoolhouse Road

Somerset, New Jersey 08873

investors@catalent.com

(732) 537-6325

Participants in the Solicitation

Catalent and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Catalent’s stockholders in connection with the proposed Merger. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, are or will be set forth in the Proxy Statement and other materials filed with the SEC in connection with the proposed Merger. Information relating to the foregoing can also be found in Catalent’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on December 15, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on Catalent’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ JOSEPH FERRARO
Joseph A. Ferraro
Senior Vice President,
General Counsel, Chief Compliance Officer & Secretary

Date: May 3, 2024